1 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q1 2024 Financial Highlights Q1 2024 (1) See reconciliation of GAAP to non-GAAP financial measures on page 5 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 5 Q1 2023 Revenue $30.7 million $38.4 million Adj. EBITDA1 $12.5 million $21.2 million Adj. Operating Cash Flows2 $9.3 million $30.4 million Total Certs 28,189 32,408

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Key Performance Indicators Three Months Ended March 31, 2024 2023 Certs Credit Union & Bank 21,078 26,362 OEM 7,111 6,046 Total Certs 28,189 32,408 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 533 $ 552 Avg. Program Fee Revenue per Cert $ 508 $ 534 Originations Facilitated Loan Origination Volume ($ in 000s) $ 787,833 $ 951,893 Average Loan Size $ 27,948 $ 29,372 Channel Overview New Vehicle Certs as a % of Total 11.0% 14.7 % Used Vehicle Certs as a % of Total 89.0% 85.3 % Indirect Certs as a % of Total 80.5% 72.0 % Direct Certs as a % of Total 15.9% 20.1 % Refinance Certs as a % of Total 3.6% 7.9% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was a reduction of $1.1 million for the three months ended March 31, 2024 and an increase of $0.7 million for the three months ended March 31, 2023.

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Financial Results ($ in '000s) Three Months Ended March 31, 2024 2023 Revenue Program fees $ 14,309 $ 17,301 Profit share 13,882 18,602 Claims administration and other service fees 2,554 2,458 Total revenue 30,745 38,361 Cost of services 5,750 5,431 Gross profit 24,995 32,930 Operating expenses General and administrative 11,979 10,195 Selling and marketing 4,214 4,409 Research and development 1,479 1,230 Total operating expenses 17,672 15,834 Operating income 7,323 17,096 Interest expense (2,770) (2,387) Interest income 2,971 2,064 Income before income taxes 7,524 16,773 Income tax expense 2,437 4,235 Net income $ 5,087 $ 12,538

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended March 31, 2024 2023 Net income $ 5,087 $ 12,538 Non-GAAP adjustments: Interest expense 2,770 2,387 Income tax expense 2,437 4,235 Depreciation and amortization of fixed assets 372 244 Share-based compensation expense 1,854 1,844 Total adjustments 7,433 8,710 Adjusted EBITDA $ 12,520 $ 21,248 Total revenue $ 30,745 $ 38,361 Adjusted EBITDA margin 41% 55 % Adjusted EBITDA ($ in 000's) Adjusted operating cash flows ($ in 000's) Adjusted EBITDA $ 12,520 $ 21,248 CAPEX (642) (335) Decrease (increase) in contract assets, net (2,614) 9,488 Adjusted operating cash flows $ 9,264 $ 30,401

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Profit Share Revenue Change in Estimate Q1 2024 negative change in estimate of $1.1 million is associated with cumulative reported profit share revenue of approximately $395 million(1). Cumulative change in estimate at Q1 2024 is $4.4 million(2). ($ in millions) $4.9 $30.9 $0.7 $(1.6) $(5.7) $(1.2) $(8.1) $(14.3) $(1.1) Change in Estimate Cumulative Change in Estimate 2019 2020 2021 2022 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 -$50 -$25 $0 $25 $50 (1) Cumulative revenue from Accounting Standards Codification ("ASC") 606 implementation in 2019 through Q1 2024. (2) Cumulative change in estimate from ASC 606 implementation in 2019 through Q1 2024. $4.4

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding May 7, 2024 119,165 Treasury Shares 9,033 Total Shares Issued 128,198